Inventories (Tables)	12 Months Ended
Apr. 30, 2025
Classes of current inventories [abstract]
Summary of Detailed Information About Inventories

Inventories as of April 30, 2025 and 2024 consist of the following:

(in thousands)	2025 $	2024 $
Supplies and parts	1,714	1,734
Antibodies	194	190
Work in process	187	215
	2,095	2,139

For the years ended April 30, 2025, and 2024, inventory write-offs amounted to nil. These write-offs were primarily due to obsolescence and changes in market conditions affecting the net realizable value of the inventory.